Exhibit 99.1

MYR Group Inc. Announces Approval for NASDAQ Listing

Rolling Meadows, Ill., September 4, 2008 – MYR Group Inc. (“MYR”) (OTCBB:  MYRG), a leading specialty contractor serving the electrical infrastructure market in the United States, announced that MYR has received notice from the NASDAQ Stock Market that its common stock has been approved for listing on the NASDAQ Global Market.  MYR’s common stock will begin trading on NASDAQ under its current symbol "MYRG" at the market's open on Tuesday, September 9, 2008.  MYR's shares will discontinue to trade on the OTC Bulletin Board effective at 4:00 p.m. on Monday, September 8, 2008.

William A. Koertner, president and CEO, commented, “Obtaining a NASDAQ listing is an extremely important milestone for our Company and our stockholders.  We are proud to have satisfied the standards of corporate governance and financial strength required for listing on the NASDAQ.  We hope that our listing on NASDAQ will foster broader interest in MYR Group from both institutional and individual investors.”

This press release does not constitute an offer to sell or the solicitation of an offer to buy MYR’s securities nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state.

About MYR Group Inc.
MYR Group Inc. is a holding Company of specialty construction service providers.  Through subsidiaries dating back to 1891, MYR is one of the largest national contractors servicing the transmission and distribution sector of the United States electric utility industry. Transmission and distribution customers include electric utilities, cooperatives and municipalities. The Company also provides commercial and industrial electrical contracting services to facility owners and general contractors in the Western United States. MYR Group’s comprehensive services include turn-key construction and maintenance services for the nation’s electrical infrastructure.

Forward-Looking Statements
Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements.  The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income and capital spending.  Our forward-looking statements are generally accompanied by words such as ‘‘estimate,’’ ‘‘project,’’ ‘‘predict,’’ ‘‘believe,’’ ‘‘expect,’’ ‘‘anticipate,’’ ‘‘potential,’’ ‘‘plan,’’ ‘‘goal’’ or other words that convey the uncertainty of future events or outcomes.  The forward-looking statements in this announcement speak only as of the date of this announcement; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly.  We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.  These and other important factors, including those discussed under ‘‘Risk Factors’’ in our Registration Statement on Form S-1, as amended, which we have filed with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

These risks, contingencies and uncertainties include, but are not limited to, significant variations in our operating results from quarter to quarter, the competitive and cyclical nature of our industry, our ability to realize and profit from our backlog, the implementation of the Energy Policy Act of 2005 by our customers, our ability to obtain new contracts and/or replace completed or cancelled contracts, our ability to obtain adequate bonding for our projects, our ability to hire and retain key personnel and subcontractors, limitations on our internal infrastructure, the limited market for our common stock, and material weakness in our internal controls over financial reporting that have been identified by management.

Investor Contacts:
Philip Kranz, Dresner Corporate Services, 312-780-7240, pkranz@dresnerco.com
Kristine Walczak, Dresner Corporate Services, 312-780-7205, kwalczak@dresnerco.com